UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                            DYNAMIC ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                         33-55254-03           87-0473323
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

7373 North Scottsdale Road, Suite B-150
         Scottsdale, Arizona                       85253
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (602) 483-8700

                                 AMENDMENT NO. 4

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated August 27, 1996 as set forth in the pages attached hereto:

     Audited financial statements as of November 30, 1996 and December 31, 1996, 1995, and 1994 for Genesis Health Management Corporation

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Dynamic Associates, Inc.



Date:   February 19, 1997         /s/ Logan B. Anderson
                                  Logan B. Anderson, Secretary/Treasurer

                      GENESIS HEALTH MANAGEMENT CORPORATION

                              FINANCIAL STATEMENTS

                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1996

                        ONE MONTH ENDED DECEMBER 31, 1996

                          YEAR ENDED DECEMBER 31, 1995
       PERIOD FROM JULY 27, 1994 (DATE OF INCEPTION) TO DECEMBER 31, 1994

To the Board of Directors and Stockholders of Genesis Health Management Corporation



I have audited the accompanying balance sheets of Genesis Health Management Corporation (a Louisiana corporation) as of November 30, 1996, December 31, 1996, 1995 and 1994, and the related statements of operations and retained earnings, and cash flows for the eleven months ended November 30, 1996, one month ended December 31, 1996, and the year ended December 31, 1995, and period from July 27, 1994 (date of inception) to December 31, 1994. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genesis Health Management Corporation as of November 30, 1996, December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for the eleven months ended November 30, 1996, one month ended December 31, 1996, year ended December 31, 1995 and period from July 27, 1994 (date of inception) to December 31, 1994 in conformity with generally accepted accounting principles.





Dewey L. Simonton
Certified Public Accountant


February 4, 1997

GENESIS HEALTH MANAGEMENT CORPORATION
BALANCE SHEETS
NOVEMBER 30, 1996 AND DECEMBER 31, 1996, 1995 AND 1994


        ASSETS

                                            November 30,      December 31,        December 31,       December 31,
                                               1996              1996                 1995               1994
    CURRENT ASSETS
Cash                                        $   166,416       $   556,817         $   178,945        $    67,425
Accounts Receivable                           1,294,000         1,501,000             589,500                  0
Prepaid assets                                   39,320            98,802              16,639              5,752
Other receivables                               122,887            17,254               7,495                  0
Deferred taxes                                        0                 0                   0             12,764
                                              ---------         ---------           ---------          ---------
  Total Current Assets                        1,622,623         2,173,873             792,579             85,941
                                              ---------         ---------           ---------          ---------
  Property and Equipment

Leasehold improvements                           16,493            16,493              15,724              7,520
Transportation equipment                         95,135            95,135             212,062             95,730
Furniture and fixtures                           87,976            87,976              56,821             13,615
                                              ---------         ---------           ---------          ---------
                                                199,604           199,604             284,607            116,865

Less accumulated depreciation                   (42,243)          (46,010)            (36,786)            (7,845)
                                              ---------         ---------           ---------          ---------
 Total Property and Equipment                   157,361           153,594             247,821            109,020
                                              ---------         ---------           ---------          ---------

  Other Assets

Security deposits                                   410               410                 200                  0
                                              ---------         ---------           ---------          ---------
  Total Other assets                                410               410                 200                  0
                                              ---------         ---------           ---------          ---------

  Total Assets                              $ 1,780,394       $ 2,327,877         $ 1,040,600          $ 194,961
                                              =========         =========           =========          =========

GENESIS HEALTH MANAGEMENT CORPORATION
BALANCE SHEETS (cont'd)
NOVEMBER 30, 1996 AND DECEMBER 31, 1996, 1995 AND 1994

     LIABILITIES AND EQUITY

                                           November 30,     December 31,       December 31,        December 31,
                                              1996              1996               1995               1994
CURRENT LIABILITIES
Accounts payable-trade                    $   190,738       $   264,683        $    159,670        $    13,080
Notes payable                                 150,000           150,000             400,005                  0
Current portion-long term debt                 25,439            25,770              63,716              4,046
Accrued expenses                              250,549           269,121              74,442              2,003
Accrued income tax                                  0            31,445              46,544                  0
Withheld & accrued payroll tax                 15,918            34,439              75,354             16,954
                                            ---------         ---------           ---------          ---------
  Total Current Liabilities                   632,644           775,458             819,731             36,083
                                            ---------         ---------           ---------          ---------

  Long Term Liabilities

Notes payable                                  37,525            33,830              78,854             39,324
Loans from shareholders                             0                 0              26,095            168,743
Deferred income taxes                               0           149,535                   0                  0
                                            ---------         ---------           ---------          ---------
  Total Long Term Liabilities                  37,525           183,365             104,949            208,067
                                            ---------         ---------           ---------          ---------
  Total Liabilities                           670,169           958,823             924,680            244,150
                                            ---------         ---------           ---------          ---------

  Stockholders Equity

Common stock (no par 1,000,000 shares
  authorized 1,000,000 issued) (10,000
  shares authorized and issued at
  11/30/96 and 1995 and 1994)                   1,000             1,000               1,000              1,000
Retained earnings                             114,920         1,109,225             (50,189)                 0
Distributions                              (1,450,000)                0                   0                  0
Net income                                  2,444,305           258,829             165,109            (50,189)
                                            ---------         ---------           ---------          ---------
  Total Stockholders Equity                 1,110,225         1,369,054             115,920            (49,189)
                                            ---------         ---------           ---------          ---------
  Total Liabilities & Equity              $ 1,780,394       $ 2,327,877         $ 1,040,600          $ 194,961
                                            =========         =========           =========          =========

GENESIS HEALTH MANAGEMENT CORPORATION
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
ELEVEN MONTHS ENDED NOVEMBER 30, 1996, AND ONE MONTH ENDED DECEMBER 31, 1996 YEAR ENDED DECEMBER 31, 1995 AND PERIOD FROM JULY 27, 1994 (DATE OF INCEPTION) TO DECEMBER 31, 1994


                                        November 30,      December 31,      December 31,        December 31,
                                           1996              1996              1995                 1994
    Revenue
Fees                                    $ 8,555,860       $ 1,122,500       $ 3,832,188         $    65,000
                                          ---------         ---------         ---------           ---------
  Total Revenue                           8,555,860         1,122,500         3,832,188              65,000

  Operating Expenses

Bad debts                                   692,500                 0            47,425                   0
Repairs and maintenance                      36,105               392             4,148                   0
Amortization                                    782                71                 0                   0
Rents                                        91,421            11,511             4,895               5,943
Utilities                                    93,122             9,681            46,314               4,928
Wages and salaries                        3,021,207           345,434         2,430,081              51,638
Consultation expense                      1,136,378           178,306           446,850                   0
Travel and entertainment                    362,606            44,164           107,941               9,411
Depreciation expense                         46,876             3,767            34,816               7,845
Insurance                                   152,557            29,057            32,865               1,431
Advertising                                  24,410             2,004            22,638               2,529
Legal and accounting                         46,479             6,146           158,137                   0
Payroll taxes                               235,958            35,726           123,455               5,311
Dues and subscriptions                        9,985             1,571             4,619                 660
Auto and truck expense                       20,294             2,343            11,893               1,040
Contributions                                 8,575               600               944                 500
Other operating expenses                    117,165            11,240           113,697              36,445
                                          ---------         ---------         ---------           ---------
  Total Operating Expenses                6,096,420           682,013         3,590,718             127,681
                                          ---------         ---------         ---------           ---------
  Other (Income) & Expense

Interest expense                             15,561               678            17,077                 272
Interest income                                (426)                0               (24)                  0
                                          ---------         ---------         ---------           ---------
  Total Other (Income) Expense               15,135               678            17,053                 272
                                          ---------         ---------         ---------           ---------

GENESIS HEALTH MANAGEMENT CORPORATION
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (cont'd)
ELEVEN MONTHS ENDED NOVEMBER 30, 1996, AND ONE MONTH ENDED DECEMBER 31, 1996 YEAR ENDED DECEMBER 31, 1995 AND PERIOD FROM JULY 27, 1994 (DATE OF INCEPTION) TO DECEMBER 31, 1994


                                        November 30,       December 31,           December 31,      December 31
                                            1996               1996                   1995              1994
Income (loss) before
   provisions for taxes                  2,444,305            439,809             224,417             (62,953)

  Provision For Taxes

Provision for federal
  income tax (benefit)                           0            149,535              38,604             (10,738)
Provision for state
  income tax (benefit)                           0             31,445              20,704              (2,026)
                                         ---------          ---------           ---------           ---------
  Total Provision (benefit)
     for Taxes                                   0            180,980              59,308             (12,764)
                                         ---------          ---------           ---------           ---------
  Net Income (Loss)                      2,444,305            258,829             165,109             (50,189)

Retained earnings -
  Beginning of period                      114,920          1,109,225             (50,189)                  0

Less Distributions                      (1,450,000)                 0                   0                   0
                                         ---------          ---------           ---------           ---------
Retained earnings -
  End of period                        $ 1,109,225        $ 1,368,054         $   114,920           $ (50,189)
                                         =========          =========           =========            ========

Net income (loss)
   per weighted
   average share                       $    244.43        $       .26         $     16.51           $   (5.02)
                                         =========          =========           =========            ========
Weighted average
   number of common
   shares used to compute
   net income (loss) per
   weighted average share                   10,000          1,000,000              10,000              10,000
                                          ========          =========           =========            ========

GENESIS HEALTH MANAGEMENT CORPORATION
STATEMENTS OF CASH FLOWS
ELEVEN MONTHS ENDED NOVEMBER 30, 1996, AND ONE MONTH ENDED DECEMBER 31, 1996 YEAR ENDED DECEMBER 31, 1995 AND PERIOD FROM JULY 27, 1994 (DATE OF INCEPTION) TO DECEMBER 31, 1994

                                           November 30,   December 31,       December 31,        December 31,
                                               1996          1996                1995                1994
Cash Flows from Operating
    Activities
  Net income (loss)                       $ 2,444,305     $   258,829        $   165,109         $   (50,189)
   Adjustments to reconcile net income
    (loss) to net cash provided (used)
    by operating activities:

Depreciation expense                           46,876           3,767             34,816               7,845
Loss (gain) on disposal
   equipment                                   14,253               0                  0                   0
Change in accts receivable                   (704,500)       (207,000)          (589,500)                  0
Change in prepaid expenses                    (22,682)        (59,482)           (10,887)             (5,751)
Change in other receivables                  (115,392)        105,633             (7,494)                  0
Change in deferred taxes                            0         149,535             12,764             (12,764)
Change in other assets                           (210)              0               (200)                  0
Change in accts payable                        31,068          73,945            146,590              13,080
Change in accrued expenses                    176,107          18,572             72,439               2,003
Change in accrued income tax                  (46,544)         31,445             46,544                   0
Change in payroll taxes                       (59,436)         18,522             58,400              16,954
                                            ---------       ---------          ---------           ---------
  Total Adjustments                          (680,460)        134,937           (236,528)             21,367
                                            ---------       ---------          ---------           ---------
  Net Cash Provided (Used) by
   Operating Activities                     1,763,845         393,766            (71,419)            (28,822)
                                            ---------       ---------          ---------           ---------
  Cash Flows From Investing
   Activities

Investment in equipment                      (122,098)              0           (173,618)           (116,865)
Sale of equipment                             151,429               0                  0                   0
                                            ---------       ---------          ---------           ---------
  Net Cash Provided (Used) by
   Investing Activities                        29,331               0           (173,618)           (116,865)
                                            ---------       ---------          ---------           ---------

GENESIS HEALTH MANAGEMENT CORPORATION
STATEMENTS OF CASH FLOWS (cont'd)
ELEVEN MONTHS ENDED NOVEMBER 30, 1996, AND ONE MONTH ENDED DECEMBER 31, 1996 YEAR ENDED DECEMBER 31, 1995 AND PERIOD FROM JULY 27, 1994 (DATE OF INCEPTION) TO DECEMBER 31, 1994


                                       November 30,      December 31,      December 31,     December 31,
                                          1996               1996             1995              1994

  Cash Flows From Financing
      Activities
New borrowings                         $        0         $         0      $     356,557     $     212,112
Debt reductions                          (355,706)             (3,365)                 0                 0
Proceeds from issuing stock                     0                   0                  0             1,000
Distributions paid                     (1,450,000)                  0                  0                 0
                                        ---------           ---------          ---------         ---------
  Net Cash Provided (Used)
   by Financing Activities             (1,805,706)             (3,365)           356,557           213,112
                                        ---------           ---------          ---------         ---------
  Net Increase (Decrease)
   in Cash                                (12,530)            390,401            111,520            67,425

  Cash at Beginning of Period             178,946             166,416             67,425                 0
                                        ---------           ---------          ---------         ---------
  Cash at End of Year                $    166,416         $   556,817      $     178,945     $      67,425
                                        =========           =========          =========         =========
  SUPPLEMENTAL DISCLOSURES

Interest paid                              15,561                 678             17,077             2,275
Income taxes paid                               0                   0             47,828                 0

Genesis Health Management Corporation
Notes to Financial Statement
For the period ended December 31, 1996

Nature of Business

Genesis Health Management Corporation, a Louisiana corporation,incorporated on July 27, 1994, manages the operation of geropsychiatric units for various hospitals located in the states of Louisiana, Arkansas, Mississippi and Tennessee. Genesis Health Management Corporation contracts for three to five years. On December 2, 1996, the Company merged with Genesis Acquisition Corporation. The surviving entity changed its name to Genesis Health Management Corporation on December 5, 1996.

NOTE A - Summary of Significant Accounting Policies

This summary of significant accounting policies of Genesis Health Management Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting.

Estimated useful lives are as follows:

                                    Years
         Vehicle                      5
         Lease Improvements           7
         Furniture and Fixtures       7

For  federal  tax  purposes,   depreciation   is  computed  using  the  modified
accelerated cost recovery system.

Income Taxes

The Company had elected to be treated as a sub-s for tax purposes for the year beginning, January 1, 1996, to November 30, 1996. The Company's common stock was sold effective December 1, 1996, and the sub-s election was terminated at that time. The Company's income from December 1, to December 31, 1996, will be taxed at the corporate level.

NOTE B - Cash Concentration

The Company maintains cash balances in excess of the banks federally insured limits. The Company tries to keep this partial risk at a minimum.

Genesis Health Management Corporation
Notes to Financial Statements
For the period ended December 31, 1996


NOTE C - Allowance for Doubtful Accounts

Accounts receivable are presented at net of allowance for doubtful accounts in the amount of $ 739,925 for December 31, 1996, $ 739,925 for the period ended November 30, 1996 and $ 47,425 for the year ended December 31, 1995.

NOTE D - Property and Equipment
                                   Accumulated
                                       Cost         Depreciation

         Vehicles                   $  95,135       $   25,166
         Lease Improvements            16,493            4,498
         Furniture and Fixtures        87,976           16,346
                                     --------         --------
                                    $ 199,604       $   46,010
                                     ========         ========

NOTE E - Long Term Debt

The Company finances certain equipment for various terms. The following is a summary of long-term debt at December 31, 1996:

           9.25% Note payable to bank in monthly
           installments of $ 660.88, plus interest
           through February 21, 2000.                              $   21,514

           9.40% Note payable to a lending institution
           payable in monthly installments of $ 927.22,
           plus interest through November 29, 1999.                    28,288

           11.50% Note payable to a lending institution
           payable in monthly installments of $ 1,032.13,
           plus interest through November 6, 1997.                      9,798
                                                                     --------
           Less:  Current maturities included in
                     current liabilities                              (25,770)
                                                                     --------
                                                                   $   33,830
                                                                     ========

Genesis Health Management Corporation
Notes to Financial Statements
For the period ended December 31, 1996


Following are maturities of long-term debt.

                                         1998      $  16,510
                                         1999         17,077
                                         2000            243
                                                    --------
                                                   $  33,830
                                                    ========

NOTE F - Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE G - Related Party Transactions

Gulf States Air, Inc. is an airplane charter service which has the same ownership as Genesis Health Management Corporation. Genesis Health Management Corporation has paid Gulf States Air, Inc. $156,761 for charter services for the eleven months ended November 30, 1996 and $ 26,250 for the one month ended December 31, 1996.

NOTE H - Leases

The Company is the lessee of equipment under operating leases expiring in various years through 1998.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1996,for each of the following years:

                                                   Years Ended       Amount
                                                       1997        $  126,475
                                                       1998            68,035
                                                                     --------
          Total minimum future rental payments                     $  194,510
                                                                     ========

The Company leases an aircraft from Gulf States Air, Inc. on a monthly basis, but the lease payment is not determined until the end of each month. Future payments are not determinable. The rental expenses of operating leases incurred through November 30, 1996, is $ 57,975 and for the one month ended December 31, 1996, is $ 8,211.

Genesis Health Management Corporation
Notes to Financial Statements
For the period ended December 31, 1996



NOTE I - Advertising

The Company incurs no direct-response advertising. The advertising expense for the period ended November 30, 1996, is $ 24,410 and for the one month ended December 31, 1996, is $ 2,004.

NOTE J - Compensated Absences

The Company accrues compensated absences. The cost for the period ended November 30, 1996, is $ 83,410 and for the one month ended December 31, 1996, is $ 4,530.